EXHIBIT 24




                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of SUPER WASH, INC., an Illinois corporation (the "Company"), does hereby constitute and appoint MARY K. BLACK, ROBERT D. BLACK and JOSEPH HERMES with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereof, in connection with the Company's filing with respect to the registration under said Securities Act of 4,500,000 shares of Class A Common Stock, par value $0.01 per shares, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer or both, of the Company, as indicated below opposite his signature, to the registration statement, and any amendment, post-effective amendment, supplement or papers supplemental thereto, to be filed with respect to said shares of common stock; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 10th day of September, 1996.



  /S/ MARY K. BLACK
 Mary K. Black                              Chairman of the Board
 of Directors


  /S/ ROBERT D. BLACK
 Robert D. Black                            Director          and
                                            President  (Principal
                                            Executive Officer)

  /S/ DONALD B. VOGEL
 Donald B. Vogel                            Vice        President
 (Principal Financial
                                            and        Accounting
 Officer)